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                                                                    EXHIBIT 23.3


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 15, 1999, included in the Form 10-K of Ocean Energy Inc. for the year ended December 31, 2000, and to all references to our Firm included in this registration statement.


                                                 /s/ ARTHUR ANDERSEN L.L.P.


Houston, Texas
December 14, 2001